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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2007

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

   United States                        0-51153                   25-1828028
   -------------                        -------                   ----------
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
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               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.
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      On April 19, 2007, FedFirst Financial Corporation (the "Company"), the
holding company for First Federal Savings Bank, announced the restructuring of a portion of the Company's balance sheet through the sale of approximately $40.8 million of securities which were yielding an average of 4.08%. Approximately $30.8 million of the proceeds from the sale of these securities were reinvested in securities yielding an average of 5.44% and the remaining $10.0 million will be used to pay maturing short-term Federal Home Loan Bank borrowings. The Company's April 19, 2007 press release announcing the restructuring is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
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      Exhibit 99.1      Press Release dated April 19, 2007


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FEDFIRST FINANCIAL CORPORATION




Date: April 25, 2007             By: /s/ John G. Robinson
                                     --------------------------------------
                                     John G. Robinson
                                     President and Chief Executive Officer